SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              December 12, 2000


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-19278                  13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
     of incorporation)


                    51 James Way, Eatontown, New Jersey      07724
                  (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (732) 542-2800


(Former name or former address, if changed since last report)

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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.      Description

   99.1          Press Release dated December 12, 2000.


     Item 9. Regulation FD Disclosure

The press release attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD; it is not filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 12, 2000

                                                OSTEOTECH, INC.
                                                 (Registrant)


                                          By: /s/ Richard Bauer
                                              ----------------------------------
                                              Richard Bauer
                                              Chief Executive Officer